UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 1, 2005

TEXAS REGIONAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P. O. Box 5910
3900 North 10th Street, 11th Floor, McAllen, TX		78502-5910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (956) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 1, 2005, Texas Regional Bancshares, Inc. (the “Company”) announced the appointment of John A. Martin as the Company’s Executive Vice President and Chief Financial Officer effective as of March 31, 2005.

The press release announcing the appointment is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Like other officers and directors of the Company, Mr. Martin and his related parties have had banking transactions with the Company’s subsidiary, Texas State Bank. All such transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.  In addition, in his prior position as a partner in the accounting firm of Smith Fankhauser Voigt & Watson, PLLC, CPAs, Mr. Martin and the firm have provided financial consulting services to the Company.  The terms of the engagements between the firm and the Company have been comparable to the terms of similar engagements involving third parties.  Mr. Martin was the partner primarily responsible for these engagements and has shared in the revenue as a partner in the accounting firm.  In addition, Smith Fankhauser leases office space from the Company, at lease rates and on terms substantially similar to leases by the Company to others.

Smith Fankhauser and Mr. Martin are not considered independent of the Company for purposes of Securities and Exchange Commission rules and regulations and have not provided any attestation or other outside audit services to the Company since 2000.

Item 7.01       Regulation FD Disclosure.

A copy of the Company’s press release relating to the appointment of John A. Martin as Executive Vice President and Chief Financial Officer is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated April 1, 2005, announcing the appointment of John A. Martin as Executive Vice President and Chief Financial Officer of Texas Regional Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

April 1, 2005	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Texas Regional Bancshares, Inc. dated April 1, 2005.